Exhibit 10.7f

Amendment to Employment Agreement

THIS AMENDMENT (“Amendment”), dated as of May 13, 2015, to the Employment Agreement, dated as of July 1, 2000, as amended as of July 1, 2002, November 16, 2005, December 31, 2008, July 1, 2009, and as of October 8, 2010 (the “Agreement”), between The Estée Lauder Companies Inc., a Delaware corporation (“the “Company”), and Leonard A. Lauder, a resident of New York, New York (the “Executive”).

W I T N E S S E T H:

WHEREAS, the Executive and the Company are parties to the Agreement; and

WHEREAS, the Company and the Executive wish to amend the Agreement to reflect the mutually agreed upon changes;

NOW, THEREFORE, in consideration of the foregoing and of the mutual covenants and obligations hereinafter set forth, the parties hereto, intending to be legally bound, hereby agree to amend the Agreement as follows:

1.              Base Salary.   Effective as of July 1, 2015, Section 3(a) of the Agreement is amended to read in its entirety as follows:

As compensation for all services to be rendered pursuant to this Agreement and as payments for the rights and interests granted the Executive hereunder, the Company shall pay or cause any of its subsidiaries to pay the Executive a base salary (the “Base Salary”) of $1,800,000 which shall be payable in accordance with the regular payroll policies of the Company in effect from time to time.

2.              Miscellaneous.

a.                          Except as provided above, all other terms and conditions of the Agreement shall remain the same.

b.                          Capitalized terms used in this Amendment shall have the meanings ascribed to such terms in the Agreement, except to the extent the term is modified herein.

c.                           This Amendment shall be subject to, and governed by, the laws of the State of New York applicable to contracts made and to be performed therein.

IN WITNESS WHEREOF, the parties hereto have duly executed this Agreement as of the date first written above.

THE ESTÉE LAUDER COMPANIES INC.

By:	/s/ Michael O’Hare
	Name:	Michael O’Hare
	Title:	Executive Vice President —
Global Human Resources

By:	/s/ Leonard A. Lauder
Name: Leonard A. Lauder